EXHIBIT 99.1

Golden Matrix Announces Greater than $34 Million Preliminary

Fiscal 2022 Annual Revenues Estimate

LAS VEGAS, NV, November 17, 2022 - Golden Matrix Group Inc. (NASDAQ:GMGI)(“Golden Matrix”, “GMGI” or the “Company”), a developer and licensor of online gaming platforms, systems and gaming content, today announced its preliminary revenues for the fiscal year ending October 31, 2022, resulting in expected record revenues of more than $34 million for the fiscal year ended October 31, 2022. This represents an estimated 201% improvement on revenues of $11.3 million in the comparable twelve month period ending October 31, 2021.

Golden Matrix acquired its 80% controlling interest in RKingsCompetitions Ltd (“Rkings”), which operates a business-to-consumer (B2C) Tournament Platform at the beginning of the fiscal year; and as a result, there were no contributions to GMGI’s overall revenues by Rkings during the prior twelve month period. Golden Matrix CEO, Brian Goodman, noted, however, that “the Company’s traditional business-to-business (B2B) gaming segment showed a 30% improvement in revenue growth for the twelve months ended October 31, 2022, compared to 2021, and it currently services over 600 Online Casino Brands with more than 6.8 million registered users across all GM-X platforms.”

The Company also noted that during the fiscal year just ended, RKings had awarded over $14.5 million in prizes, including luxury cars, jewellery and other luxury goods. Currently, RKings has about 68,000 Instagram followers, in addition to more than 376,000 Facebook followers. The number of registered users on the tournament platform now exceeds -261,000.

Further information regarding the results of GMGI’s operations for the fiscal year ended October 31, 2022 will be included in the Company’s Annual Report on Form 10-K, which the Company plans to file with the Securities and Exchange Commission before January 15, 2023.

The revenues referenced in this press release include the 20% minority interest in RKings.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established gaming technology company that develops and owns online gaming IP and builds configurable and scalable white-label social gaming platforms for its international customers, located primarily in the Asia Pacific region. The gaming IP includes tools for marketing, acquisition, retention and monetization of users. The Company’s platform can be accessed through both desktop and mobile applications.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

About Rkings

Based in Northern Ireland, Rkings is a prize competition business offering customers in Ireland and the United Kingdom paid for entry, and free entry, routes to enter prize competitions in order to win a range of consumer products as prizes. Customers can access competitions via iOS or Android apps as well as online where they can win prizes ranging from super cars through to luxury holidays.

The competitions are currently open only to residents of Ireland and the United Kingdom.

Prelimary Results of Operations

The preliminary results for the fiscal year ended October 31, 2022 descried above are an estimate, based on information available to management as of the date of this release, and are subject to further changes upon completion of the Company’s standard quarter and year-end closing procedures. Such financial results for the year ended October 31, 2022 and related comparisons to prior periods included in this release are preliminary and have not been reviewed or audited. This press release does not present all necessary information for an understanding of the Company’s financial condition as of the date of this release, or its results of operations for the year ended October 31, 2022. As the Company completes its year-end financial close process and finalizes its financial statements for the year, it will be required to make significant judgments in a number of areas. It is possible that the Company may identify items that require it to make adjustments to the preliminary financial information set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary data. The Company does not intend to update such financial information prior to the release of its final year-end financial statement information for the fiscal year ended October 31, 2022, which is currently scheduled to be released prior to January 15, 2023.

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Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, the Company’s preliminary revenue results for the fiscal year ended October 31, 2022 and whether actual financial results for the fiscal year ended October 31, 2022 will differ materially from the preliminary results reported above; the impact of the COVID-19 pandemic on the Company; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company to manage growth; the ability of the Company and RKings to obtain additional gaming licenses; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the”Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Transition Report on Form 10-K for the nine month transition period ended October 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2022. These reports are filed with the SEC and available at www.sec.gov. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Golden Matrix Group

Contact: Scott Yan

info@goldenmatrix.com

www.goldenmatrix.com

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